Exhibit 99.2

TO:	INFRASTRUCTURE MATERIALS CORP.

INFRASTRUCTURE MATERIALS CORP US;

SILVER RESERVE CORP.

CANADIAN INFRASTRUCTURE CORP.

RESIGNATION

     I, Todd D. Montgomery, hereby resign as Chief Executive Officer of each of the following companies: Infrastructure Materials Corp., Infrastructure Materials Corp US, Silver Reserve Corp. and Canadian Infrastructure Corp., in each case effective as of October 1, 2012. I have no disagreement with management of the any of the foregoing companies with respect to management, policies, procedures, internal controls or public disclosure documents.

DATED this 1st day of October, 2012

/s/	Todd D. Montgomery
Todd D. Montgomery